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                                                               EXHIBIT 10.10(b)



                          CONSENT AND AMENDMENT NO. 2

         CONSENT AND AMENDMENT NO. 2, dated as of October 21, 1998 (this "Agreement"), by and among WORLDPORT INTERNATIONAL, INC., a Delaware corporation (the "Company"), WORLDPORT COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), the Lenders (as defined in the Credit Agreement) which are a party hereto (including Bankers Trust Corporation, in its individual capacity) and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Agent") and Collateral Agent (in such capacity, the "Collateral Agent") and as joint creditor with the other Lenders under the Credit Agreement, each as defined below.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Parent are parties to a Credit Agreement dated as of June 23, 1998 (as in effect, the "Credit Agreement") with the Lenders, the Agent and the Collateral Agent;

         WHEREAS, the Parent and the Company have requested that the Agent and the Lenders consent to the incurrence by the Company of a loan from Bankers Trust Corporation in an aggregate principal amount of $1,000,000, which loan shall (i) be guaranteed by each member of the Group, (ii) be secured by a Lien granted by each member of the Group in the Collateral, (iii) rank senior to the Obligations under the Credit Agreement and (iv) be governed by the letter agreement, note and other documents set forth in Exhibit A (the "Additional Loan");

         WHEREAS, the Parent and the Company have requested that the Agent and the Lenders, in accordance with the terms of the Credit Agreement, consent to the incurrence by the Company of the Additional Loan, the guarantee thereof by the Group and the Lien securing the Additional Loan, subject to the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
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         2.       Consent and Waiver. (a) The Agent and the Lenders hereby
grant their consent to the incurrence of the Additional Loan to be provided by Bankers Trust Corporation, to the guarantee thereof by the Group and to the granting of a Lien in the Collateral by the Group to secure the Obligations in respect of the Additional Loan, which Lien shall rank senior to the lien securing the Obligations..

                  (b) The Agent and the Lenders hereby waive the provisions of Section 5.16(a) and 5.16(b)(i) of the Credit Agreement, provided that such waiver of Section 5.16(b)(i) shall not constitute or be deemed a waiver of Section 5.16(b)(ii), which Section 5.16(b)(ii) shall remain in full force and effect as if no waiver of Section 5.16(b)(i) was made.

         3. Amendments. Effective on the Effective Date (as herein defined):

                  A. The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical order:

                  "Short-Term Note" means that certain promissory note of the Borrower to Bankers Trust Corporation dated October 21, 1998, in an aggregate principal amount of $1,000,000, maturing October 28, 1998.

                  "Short-Term Note Letter Agreement" means the Letter Agreement among Bankers Trust Company, Bankers Trust Corporation, the Company, the Parent and the other Loan Parties which are a party thereto.

                  B.       The definition of "Finance Documents" set forth in
         Section 1.1 of the Credit Agreement is amended by adding the phrase "the Short-Term Note, the Short-Term Note Letter Agreement and the other Documents (as defined in the Short-Term Note Letter Agreement)" after the phrase "each Assignment and Assumption Agreement" appearing therein.

         4. The Company and the Parent hereby represent and warrant that the representations and warranties set forth in Article IV of the Credit Agreement and each other Finance Document shall be true and correct in all material respects as of the date hereof as if made on such date.

         5. Applicable Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



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         6.       No Novation. This Agreement shall not extinguish the
obligations for the payment of money outstanding under the Credit Agreement or any Note or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor or discharge any obligation under any guaranty. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Credit Agreement, or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Company, the Parent or any Guarantor under the Credit Agreement or any Pledgor or Grantor under any Security Document from any of its obligations and liabilities as a "Company", "Parent", "Guarantor", "Pledgor" or "Grantor" under the Credit Agreement or the Security Documents or any other Finance Document. Whenever the term "Credit Agreement" is used in any of the Finance Documents it shall mean and refer to the Credit Agreement as modified pursuant hereto. Each of the Credit Agreement and the other Finance Documents shall remain in full force and effect, except as expressly modified hereby.

         7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         8. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         9. Effectiveness. This Agreement shall become effective as of the date (the "Effective Date") when copies hereof which, when taken together, bear the signatures of each of the Company, the Parent, the Agent, the Collateral Agent, the Majority Lenders and the other Loan Parties which are a party hereto have been received by the Agent.

         10.      Payment of Expenses. In furtherance of the provisions of
Section 9.1 of the Credit Agreement, the Parent and Company shall jointly and severally, whether or not the transactions hereby contemplated are consummated, upon demand of the Agent pay all reasonable out-of-pocket costs (including legal fees), charges and expenses of the Agent and Collateral Agent in connection with the negotiation, preparation, execution and delivery of this Agreement (including, without limitation, all such out-of-pocket costs (including legal fees),



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charges and expenses in connection with matters relating to the Demand Note and
Demand Letter Agreement) and the documents and instruments referred to herein, and otherwise reviewed in connection herewith and therewith.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    WORLDPORT INTERNATIONAL, INC.

                                    by



                                        ---------------------------------------
                                        Name:
                                        Title:


                                    WORLDPORT COMMUNICATIONS, INC.

                                    by



                                        ---------------------------------------
                                        Name:
                                        Title:
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                                    BANKERS TRUST COMPANY

                                    as Agent and Collateral Agent

                                    by



                                        ---------------------------------------
                                        Name:
                                        Title:


                                    BANKERS TRUST CORPORATION

                                    as Lender

                                    by



                                        ---------------------------------------
                                        Name:
                                        Title:



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                                    DREYFUS PREMIER LIMITED TERM HIGH
                                    INCOME FUND

                                    by



                                        ---------------------------------------
                                        Name:
                                        Title:



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